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                                                                    Exhibit 99.1
                       CONTOUR ENERGY CO. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In thousands, except share data)

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                                                                                       December 31,      November 30,
                                                                                          2001              2002
                                                                                       ------------      ------------
                                                                                                         (Unaudited)
Assets:
   Cash and cash equivalents                                                           $   21,795        $   13,125
   Accounts receivable                                                                     13,756            15,267
   Accounts receivable - drilling programs                                                     15                28
   Prepaid expenses and other current assets                                                4,468             7,653
                                                                                       ----------        ----------
     Total current assets                                                                  40,034            36,073
                                                                                       ----------        ----------
   Oil and gas properties, successful efforts method:
     Unproved properties, net                                                              17,450            16,893
     Properties subject to amortization                                                   435,142           441,483
   Pipelines and other transportation assets, at cost                                       1,582             1,582
   Furniture, fixtures and equipment                                                        3,792             3,829
                                                                                       ----------        ----------
                                                                                          457,966           463,787
   Less:  Accumulated depreciation, depletion and amortization                           (328,446)         (348,499)
                                                                                       ----------        -----------
     Total property and equipment, net                                                    129,520           115,288
                                                                                       ----------        ----------
   Restricted cash                                                                          6,400             7,500
   Other non-current assets, net                                                            5,579             1,170
                                                                                       ----------        ----------
     Total assets                                                                      $  181,533        $  160,031
                                                                                       ==========        ==========
Liabilities:
   Accounts payable and accrued expenses                                               $   26,931        $   26,482
   Accounts payable - drilling programs                                                       130               109
Current portion of long-term debt                                                           4,200           255,095
                                                                                       ----------        ----------
     Total current liabilities                                                             31,261           281,686
                                                                                       ----------        ----------
Long-term debt                                                                            253,856                --
                                                                                       ----------        ----------
     Total liabilities                                                                    285,117           281,686
                                                                                       ----------        ----------
Stockholders' deficit:
   Preferred stock, $1.50 par value, 2,000,000 shares authorized at December 31,
     2001 and November 30, 2002; zero shares issued and outstanding at December
     31, 2001 and November 30, 2002, respectively.                                             --                --
   Common stock, $.10 par value, 20,000,000 shares authorized at December 31, 2001 and November 30, 2002; 17,311,710 shares issued and outstanding both at
     December 31, 2001 and November 30, 2002                                                1,731             1,731
   Additional paid-in capital                                                             293,241           293,241
   Accumulated deficit                                                                   (410,867)         (416,691)
   Accumulated other comprehensive income                                                  12,311                64
                                                                                       ----------        ----------
     Total stockholders' deficit                                                         (103,584)         (121,655)
                                                                                       ----------        -----------
   Total liabilities and stockholders' deficit                                         $  181,533        $  160,031
                                                                                       ==========        ==========
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